JULY 21, 1998

MESSAGE FROM THE PRESIDENT

Dear Shareholder:

I am most pleased to report that the M.S.B. Fund produced a total return of 15.33% for the first half of 1997. This advance helped to raise our one-year return to 28.93%. In addition, our three-year average annual return is 26.02% and the five and ten-year average annual returns are 19.20% and 14.71%, respectively, for the periods ending June 30, 1998. Moreover, if a shareholder had invested $1,000 in the Fund at inception in 1964 and reinvested all capital gains and dividends in the Fund, the shareholder's investment would have grown to $48,236.

The great American economic machine continues to operate at a most efficient level. Alan Greenspan, the Federal Reserve Chairman, last month, before a congressional panel, commented that "the current economic performance with its combination of strong growth and low inflation is as impressive as any I have witnessed in my near half-century of daily observation of the American economy." Three longer term trends contributing to this optimism are: (1) the United States is becoming more export-driven and somewhat less consumer-driven, (2) technology costs continue to fall while technology-induced productivity is rising and (3) many Americans, including younger Americans, are saving and investing more.

In 1990, about one billion inhabitants on this planet were living in countries that employed some form of capitalism. Today, about four billion of us, or two-thirds of total world population, are residing in countries that employ some form of capitalism. Consequently, global demand for United States goods, services, expertise, technology and management skill is truly awesome. There is no wonder why the United States is the world's leading exporter and will remain so for many years.

Given the demographics of our nation, the surge in foreign demand for our exports has come at a most propitious time. Although it is good news that many "baby boomers" are spending less and saving more, they are, however, leaving their "heavy spending" years. Between ages 25 and 35 is when most consumers buy new cars and purchase their first home. Behind the 76 million "boomers" are only about 43 million in the 20 to 32 age bracket. Fortunately, growing export demand is more than enough to fill the "post boomer" void.

Even more beneficial for the longer term, is that immediately following the "post boomers" there are approximately 70 million young people age 19 or less. Assuming these young folks acquire the skills and education needed to compete and prosper in the "information/technology age," consumer demand should remain in an upward trend for an extended time frame. While this is happening, the "emerging world" will be becoming more industrialized and global living standards will be advancing further.

In less than two generations, the technology industry has catapulted from being an "emerging industry" to the nation's largest and one of its most prolific job producers. About 2% of American workers labor in farming and 8% work in manufacturing. The remaining 90% of Americans are employed in either the technology, technology-related, or service industries.

With just 4% of the world's population, the United States accounts for about 40% of total world technology expenditures. The economic benefits generated by this rapidly growing industry include rising productivity, reduced operating costs and increased jobs. It's hard to believe that since 1980, for example, our country has created more jobs than Europe has since 1900.

Psychologists and experience tell us that an increase in knowledge can lead to a change in behavior. This certainly has been the case with so many Americans taking control over their financial future. Many have responded to the pounding they have received from the financial services industry and others to get their "financial act" in order. Today, over

$5 trillion dollars is invested in mutual funds, of which $2.6 trillion is in equity funds. In 1985, just $55 billion was in equity mutual funds.

The trend continues, and the demand for tax deferred retirement accounts such as 401(k)s, 403(b)s, Keogh Plans and Individual Retirement Accounts (IRA) is large. In addition, over 120 million American workers qualify to open a new Roth IRA. All dividend income, interest income and profits in the Roth IRA can be withdrawn tax-free if held for five years and the holder is age 59 1/2 or older. This is so because only after-tax money is invested in the new IRA. Individual contributions can also be withdrawn at any time without penalty.

What so many young investors have learned is that because of the power of compounding, investment growth over time should exceed salary growth. At a 10% compound annual growth rate, one's portfolio doubles every 7.2 years; at 14% the doubling takes about 5 years. This knowledge has caused many young adults to create their own long term, disciplined investment program.

The benefits to our economy because of increased savings and investing are excellent. Over time, there should be less reliance on state and federal government support for financial subsistence. The growing savings pool helps to keep the cost of debt and equity capital stable and also helps to spawn more business opportunities. In addition, since investment is really "delayed consumption," future demand for housing, autos and other durable and non-durable goods should remain positive.

Our M.S.B. Fund's investment philosophy of seeking to create wealth for its shareholders over time and its investment discipline of investing only in companies with strong balance sheets that are believed to have the capability of generating rising earnings and cash-flow has led the Fund to continue to invest in a number of companies that should be well positioned to capitalize on world demand growth, the technology revolution and the growing investor population.

We continue to receive many compliments for our Quarterly Investment Outlook and Review Newsletter. Our two recent newsletters containing articles on the Roth IRA have been particularly popular. If you would like the "Roth IRA" issues or, if there are any other topics you would like us to address in future issues, please give us a call at 1-800-661-3938.

Sincerely,

Joseph R. Ficalora
Joseph R. Ficalora
President

                               M.S.B. FUND, INC.

                               MIDYEAR HIGHLIGHTS

Total net assets.................................................... $57,331,018
Shares outstanding..................................................   2,804,740
Number of shareholders..............................................       2,861

                             INVESTMENT ACHIEVEMENT

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with Lipper Growth & Income Funds Average, which includes, for the six months, one, five and ten years ended June 30, 1998, 751, 667, 274, and 142 mutual funds, respectively, and is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                              ---------------------------------------
                                                                     PERIODS ENDING 06/30/98*
                                                              ---------------------------------------
                                                              6 Months    Year     5 Years   10 Years
                                                               Ended      Ended     Ended     Ended
                                                              6/30/98    6/30/98   6/30/98   6/30/98
                                                              --------   -------   -------   --------
M.S.B. Fund, Inc. ..........................................   15.33%     28.93%    19.20%    14.71%
Lipper Growth & Income Funds Average........................   12.11      22.86     19.03     15.78
Standard & Poor's 500 Composite Stock Price Index...........   17.71      30.15     23.08     18.56
Dow Jones Industrial Average................................   14.14      18.68     23.35     18.72

* Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual total returns are stated for periods greater than one year.

                   INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

M.S.B. FUND, INC.

     The Fund's net asset value per share on June 30, 1998, was $20.44 versus $17.73 on December 31, 1997. Shareholders received distributions from dividend income totaling $0.0070 per share during the first six months of 1998. The Fund's total return for the six-month period ending June 30, 1998 was 15.33%. This compares favorably to the universe of growth and income funds, represented by the Lipper Growth and Income Funds Average, which posted a first half return of 12.11%. The average domestic equity mutual fund, as measured by the Lipper General Equity Funds Average, returned 11.75% for the six-month period ending June 30, 1998 while the average equity mutual fund including foreign and sector funds, represented by the Lipper All Equity Funds Average, provided a six-month return of 9.77%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

     After three years of returns exceeding 20% per year, it would have been nearly impossible to predict that the M.S.B. Fund would gain more than 15% during the first six months of this year. The driving forces fueling stock price advances continue to be low inflation and favorable interest rates combined with strong economic and corporate profit growth. As Asian economies continue to experience turmoil and the longevity of our own economic growth has come into question, many investors have begun to seek safety in blue chip companies that offer steadier earnings streams as well as increased liquidity. The M.S.B. Fund has been a beneficiary of this trend due to its concentration in large capitalization multi-national corporations and certain large retailers, which have done so well this year. The Fund's six-month return was favorably impacted by sizable positions in these types of securities including, Gap (+74% for the six months ending June 30), Microsoft (+68%), Wal-Mart (+54%), McDonald's (+45%), Walgreen (+32%) and Coca-Cola (+28%). In addition, the Fund's limited exposure to cyclical issues has further aided returns.

     During the first half of 1998, seven securities were eliminated from the portfolio and five were added. Early in the year, Illinois Central entered into a merger agreement with Canadian National Railway with a cash and stock value of $39 per share. Due to the fact that the stock fully reflected the value of the transaction and no other bidders were likely to emerge, we elected to sell our shares and reinvest those assets. Shortly thereafter, Campbell Soup was added to the portfolio. This company meets our stringent investment criteria and was available at an attractive valuation. In addition, its recent spin-off of Vlassic Foods International should provide opportunities for improved margins and provides the company with additional focus. We promptly sold the Vlassic shares we received from the spin-off due to their insignificant weighting in the portfolio, in addition to the fact that the new company is not one in which we would consider an investment on a stand-alone basis.

     In mid-March, we eliminated our position in Wells Fargo that had become fully valued, in our opinion, primarily due to takeover speculation. However, the premium turned out to be warranted as the company entered into a merger agreement with Norwest in early June. In its place, we initiated a position in First Empire State, an efficiently managed regional bank in New York State. Its recent merger with OnBancorp, also of New York, will add significant assets to the balance sheet and offer the opportunity to further improve the bank's efficiency ratio. The company has since changed its name to M&T Bank, which is the name of its main operating subsidiary. Electronic Data Systems was purchased during the month of April as a turnaround candidate. The financially sound company has been increasing revenues at a much faster pace than its earnings. We believe that margins have room for improvement and earnings growth could accelerate as a result. With the stock off more than 35% from its October 1996 peak, we believe that there is ample room for appreciation. Merck's strong balance sheet and ongoing research and development program, coupled with a favorable valuation relative to its industry, prompted us to add it to the portfolio in April as well.

     Three securities were eliminated from the Fund during April due to high valuations relative to our evaluation of their long-term fundamental outlook; these were Anheuser Busch, Dover and Genuine Parts. Nordson was also removed from the portfolio, due to deteriorating fundamentals resulting in part from weakening demand from Asian markets. Lastly, American Express was added to the Fund during May. This company has continued to deliver strong earnings growth and improved margins, as its two primary business units, Travel-related Services and Financial Advisors, have prospered. Our expectation is that the company will continue to deliver above average results.

     Going forward, we do not expect the equity markets or the Fund to produce six-month returns of the magnitude we have just experienced, and it has become increasingly difficult to find value in the current market environment. However, we will continue to seek out pockets of value in what otherwise might be considered an overvalued market.

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK-95.99%:
SHARES                                              VALUE
------                                           -----------
                                                  (NOTE 1)
         ADVERTISING-2.91%
27,500   Interpublic Group of Cos., Inc. ......  $ 1,668,906
         BANKS-2.90%
 3,000   M & T Bank Corporation................    1,662,000
         BEVERAGES--SOFT DRINKS-3.36%
22,500   Coca-Cola Company.....................    1,923,750
         CHEMICALS--SPECIALTY-2.58%
34,000   International Flavors & Fragrances....    1,476,875
         COMPUTER SOFTWARE &
           SERVICES-10.51%
27,500   Automatic Data Processing, Inc. ......    2,004,063
41,000   Electronic Data Systems Corp..........    1,640,000
22,000   Microsoft Corp........................    2,384,250
                                                 -----------
                                                   6,028,313
         COMPUTER SYSTEMS-2.61%
25,000   Hewlett-Packard Co. ..................    1,496,875
         DISTRIBUTOR--CONSUMER
           PRODUCTS-3.35%
75,000   Sysco Corp. ..........................    1,921,875
         ELECTRICAL EQUIPMENT-4.23%
25,000   Emerson Electric Co. .................    1,509,375
22,000   Hubbell, Inc. ........................      915,750
                                                 -----------
                                                   2,425,125
         ELECTRONICS &
           SEMICONDUCTORS-3.10%
24,000   Intel Corp. ..........................    1,779,000
         ENTERTAINMENT-2.93%
16,000   Walt Disney Co. ......................    1,681,000


SHARES                                              VALUE
------                                           -----------
                                                  (NOTE 1)
         FINANCIAL SERVICES-9.03%
14,000   American Express Company..............  $ 1,596,000
28,000   Fannie Mae............................    1,701,000
40,000   Freddie Mac...........................    1,882,500
                                                 -----------
                                                   5,179,500
         FOODS-2.97%
32,000   Campbell Soup Co. ....................    1,700,000
         FOOTWEAR-2.55%
30,000   Nike, Inc. ...........................    1,460,625
         HEALTH CARE--DIVERSIFIED-3.02%
23,500   Johnson & Johnson.....................    1,733,125
         HEALTH CARE--DRUGS-6.17%
44,000   Abbott Laboratories...................    1,798,500
13,000   Merck & Co., Inc. ....................    1,738,750
                                                 -----------
                                                   3,537,250
         HOUSEHOLD PRODUCTS-2.83%
17,000   Clorox Co. ...........................    1,621,375
         MANUFACTURED HOUSING-2.49%
75,000   Clayton Homes, Inc. ..................    1,425,000
         OFFICE EQUIPMENT AND
           SUPPLIES--2.52%
30,000   Pitney Bowes, Inc. ...................    1,443,750
         PUBLISHING--NEWSPAPERS-3.10%
25,000   Gannett Company, Inc. ................    1,776,562
         RESTAURANTS-6.40%
28,500   McDonald's Corp. .....................    1,966,500
72,500   Wendy's International, Inc. ..........    1,703,750
                                                 -----------
                                                   3,670,250
         RETAIL--DRUG CHAINS-3.24%
45,000   Walgreen Company......................    1,859,063
         RETAIL--FOOD CHAINS-3.43%
38,000   Albertsons, Inc. .....................    1,968,875

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK (CONTINUED):
SHARES                                              VALUE
------                                           -----------
                                                  (NOTE 1)
         RETAIL--GENERAL
           MERCHANDISE-3.50%
33,000   Wal-Mart Stores, Inc. ................  $ 2,004,750
         RETAIL--SPECIALTY STORES-3.44%
32,000   Gap, Inc. ............................    1,972,000
         TOBACCO-2.82%
41,000   Philip Morris Companies, Inc. ........    1,614,375
                                                 -----------
         Total Common Stock
           (Cost $34,077,333)..................  $55,030,219

COMMERCIAL PAPER-3.88%:

PRINCIPAL
  AMOUNT                                             VALUE
----------                                        -----------
                                                   (NOTE 1)
$2,228,000   Household Finance Corp.,
               5.95%, due 07/01/98
               (Cost $2,228,000).....             $ 2,228,000
                                                  -----------
             Total Investments
               (Cost $36,305,333*)...    99.87%    57,258,219
             Other assets in excess
               of liabilities........     0.13%        72,799
                                       -------    -----------
             Net Assets..............   100.00%   $57,331,018
                                       =======    ===========

* Aggregate cost for Federal income tax purposes is identical. At June 30, 1998, the net unrealized appreciation for tax purposes for all securities of $20,952,886 consists of gross unrealized appreciation of $21,350,372 and gross unrealized depreciation of $397,486.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              JUNE 30, 1998
                                                              -------------
ASSETS:
Investment in securities, at value (Cost $36,305,333).......   $57,258,219
Cash........................................................           555
Receivable for fund shares sold.............................        34,070
Dividends and interest receivable...........................        75,345
Prepaid expenses............................................        29,706
                                                               -----------
  Total assets..............................................    57,397,895
LIABILITIES:
Accrued expenses payable....................................        66,027
Payable for fund shares redeemed............................           850
                                                               -----------
  Total liabilities.........................................        66,877
                                                               -----------
NET ASSETS, applicable to 2,804,740 shares of Class A
  $.001 par value stock, 5,000,000 shares authorized........   $57,331,018
                                                               ===========
NET ASSETS:
Par value of capital shares.................................   $     2,805
Additional paid in capital..................................    33,415,110
Overdistributed net investment income.......................          (132)
Undistributed net realized gains............................     2,960,349
Net unrealized appreciation on investments..................    20,952,886
                                                               -----------
NET ASSETS..................................................   $57,331,018
                                                               ===========
NET ASSET VALUE, offering and redemption price
  per share ($57,331,018 / 2,804,740 shares)................   $     20.44
                                                               ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 1998
                                                              ---------------------
INVESTMENT INCOME:
  Dividends.................................................  $321,613
  Interest..................................................    56,257   $  377,870
                                                              --------
EXPENSES:
  Investment advisory fee...................................   198,731
  Administration fees.......................................    40,200
  Directors' fees...........................................    28,761
  Legal.....................................................    27,273
  Transfer agent............................................    23,876
  Printing..................................................    14,876
  Insurance.................................................    14,598
  Audit.....................................................    10,909
  Custody...................................................     8,549
  Registration..............................................     6,127
  Miscellaneous.............................................     4,125      378,025
                                                              --------
  Fee waivers...............................................                (19,610)
                                                                         ----------
  Net expenses..............................................                358,415
                                                                         ----------
     Net investment income..................................                 19,455
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain...........................................              2,960,140
Net change in unrealized appreciation.......................              4,597,584
                                                                         ----------
Net realized and unrealized gain on investments.............              7,557,724
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $7,577,179
                                                                         ==========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 1998        DECEMBER 31,
                                                                (UNAUDITED)             1997
                                                              ----------------      ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................    $    19,455         $   187,962
  Net realized gain on investments..........................      2,960,140           2,574,612
  Net change in unrealized appreciation on investments......      4,597,584           8,335,101
                                                                -----------         -----------
Net increase in net assets resulting from operations........      7,577,179          11,097,675
Distributions to shareholders from:
  Net investment income.....................................        (19,587)           (193,749)
  Net realized gain on investments..........................              0          (2,574,403)
                                                                -----------         -----------
Total distributions to shareholders.........................        (19,587)         (2,768,152)
Net increase from capital share transactions (See Note 4)...        505,950           3,580,058
                                                                -----------         -----------
Total increase in net assets................................      8,063,542          11,909,581
NET ASSETS:
  Beginning of period.......................................     49,267,476          37,357,895
                                                                -----------         -----------
  End of period.............................................    $57,331,018         $49,267,476
                                                                ===========         ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Selected Data for Each Share of Capital Stock
Outstanding throughout Each Period

                                                 SIX MONTHS
                                                    ENDED                     YEAR ENDED DECEMBER 31,
                                                JUNE 30, 1998    -------------------------------------------------
                                                 (UNAUDITED)      1997       1996       1995      1994      1993
                                                -------------     ----       ----       ----      ----      ----
NET ASSET VALUE, beginning of period..........       $17.73       $14.60     $13.63     $13.39    $16.79    $15.67
INCOME FROM OPERATIONS:
  Net investment income.......................        0.01          0.07       0.11       0.08      0.16      0.18
  Net realized and unrealized gain (loss) on
    investments...............................        2.71          4.10       2.76       3.17     (0.44)     3.04
                                                   -------       -------    -------    -------   -------   -------
    Total from investment operations..........        2.72          4.17       2.87       3.25     (0.28)     3.22
DISTRIBUTIONS:
  From net investment income..................       (0.01)        (0.07)     (0.14)     (0.08)    (0.18)    (0.17)
  From net realized gains on investments......        0.00         (0.97)     (1.76)     (2.93)    (2.94)    (1.93)
                                                   -------       -------    -------    -------   -------   -------
    Total distributions.......................       (0.01)        (1.04)     (1.90)     (3.01)    (3.12)    (2.10)
                                                   =======       =======    =======    =======   =======   =======
NET ASSET VALUE, end of period................     $ 20.44       $ 17.73    $ 14.60    $ 13.63   $ 13.39   $ 16.79
                                                   =======       =======    =======    =======   =======   =======
Total return..................................      15.33%        28.88%     21.16%     24.97%    (1.70%)    20.6%
Ratio of expenses to average net assets.......       1.35%(1)(2)   1.41%(1)   1.41%(1)   1.69%(1)   1.28%(1)   1.12%
Ratio of net investment income to average net
  assets......................................       0.07%(2)      0.43%      0.71%      0.57%     0.97%     1.01%
Portfolio turnover rate.......................         38%           23%        45%        68%       62%       26%
Average commission rate per share (3).........     $0.0451       $0.0475    $0.0443         --        --        --
NET ASSETS, end of period (000's).............     $57,331       $49,267    $37,358    $32,509   $35,022   $45,205

--------------------------------------------------------------------------------

(1) Without fee waivers for the six months ended June 30, 1998 and the years ended December 31, 1997, 1996, 1995, and 1994, the ratios of expenses to average net assets would have been 1.43%, 1.55%, 1.61%, 1.86%, and 1.39%, respectively.

(2) Annualized.

(3) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the year for which commissions were charged, as required by the Securities and Exchange Commission for fiscal years beginning after September 1, 1995.

See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)

The M.S.B. Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuations--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

D--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the six month period ended June 30, 1998, were $9,823,962 and $10,783,233, respectively.

NOTE 3--FEES

Effective December 8, 1997, Shay Assets Management, Inc. (the "Investment Adviser") ("SAMI") became the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund. From May 1995 to December 8, 1997, the investment adviser was Shay Assets Management Co. ("SAMC"), a general partnership that consisted of two general partners, SAMI and ACB Assets Management, Inc. ("ACBAM"). ACBAM is an indirect wholly-owned subsidiary of America's Community Bankers.

On December 8, 1997, SAMI purchased ACBAM's 50% interest in SAMC; SAMC was dissolved and its business (including investment advisory functions to the Fund), assets and liabilities were transferred to SAMI. In anticipation of this transaction, the shareholders of the Fund approved a new investment advisory agreement between the Fund and SAMI on November 13, 1997. The terms of the investment advisory agreement, including the duties, obligations and compensation of the investment adviser, are substantially the same as in the previous agreement.

SAMI and SISI paid all of the costs incurred by the Fund in connection with the above transaction, including preparation and distribution of proxy materials to shareholders, meetings of the Fund's shareholders and Board of Directors, legal fees, and other fees and expenses.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation resulted in the Investment Adviser waiving approximately 4% of its fee for the six month period ended June 30, 1998. The waiver amounted to $7,310.

Effective December 8, 1997, Shay Financial Services, Inc. (the "Distributor") ("SFSI") became the distributor to the Fund. The Distributor is a wholly-owned subsidiary of SISI, which is controlled by Rodger D. Shay, a Vice President of the Fund. Prior to December 8, 1997, the distributor was Shay Financial Services Co. ("SFSC"), a general partnership that consisted of two general partners, SFSI and ACB Securities, Inc. ("ACBS"). ACBS is an indirect wholly-owned subsidiary of America's Community Bankers.

On December 8, 1997, SFSI purchased ACBS' 50% interest in SFSC; SFSC was dissolved and its business (including distribution functions to the Fund), assets and liabilities were transferred to SFSI. The Distributor receives no compensation for its distribution services.

PFPC Inc. ("PFPC") is the Fund's administrator and transfer agent and PNC Bank, NA ("PNC") is the Fund's custodian. PFPC and PNC are affiliates of PNC Bank Corp.

As compensation for its administrative services, the Fund pays PFPC a minimum monthly fee of $6,700 (exclusive of out-of-pocket expenses). PFPC waived approximately 25% of its administrative fee for the six month period ended June 30, 1998. The waiver amounted to $10,050.

As compensation for its services as transfer agent, the Fund pays PFPC a minimum monthly fee of $1,500 (exclusive out-of-pocket expenses). PFPC waived approximately 9% of its transfer agent fee for the six month period ended June 30, 1998. The waiver amounted to $2,250.

As compensation for its custodial services, the Fund pays PNC a minimum monthly fee of $500 (exclusive of out-of-pocket expenses).

NOTE 4--CAPITAL STOCK

At June 30, 1998, there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively, were as follows:

                                                                   SHARES            AMOUNT
                                                                   (000)             $(000)
                                                                ------------    -----------------
                                                                1998    1997     1998      1997
                                                                ----    ----     ----      ----
Shares sold.................................................     140     233    $2,680    $ 3,785
Shares issued in reinvestment of dividends..................       1     132        16      2,253
                                                                ----    ----    ------    -------
                                                                 141     365     2,696      6,038
Shares redeemed.............................................    (115)   (145)   (2,190)    (2,458)
                                                                ----    ----    ------    -------
Net increase................................................      26     220    $  506    $ 3,580
                                                                ====    ====    ======    =======

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

NOTE 5--STOCKHOLDER VOTING RESULTS

A Special Meeting of the Stockholders of the M.S.B. Fund, Inc. was held on November 13, 1997, at which the stockholders voted on one proposal. The proposal and the results of voting are set forth below.

Stockholders were asked to vote on a proposal to approve a new investment advisory agreement between the Fund and SAMI. SAMI was the managing partner of the Fund's previous investment adviser, SAMC. The results of the voting were 1,451,642 for, 17,700 against, and 37,285 abstaining (See Note 3).

The Annual Meeting of Stockholders of the M.S.B. Fund, Inc. was held on April 23, 1998, at which the stockholders voted on two proposals. Each proposal and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of three directors to serve a term of office of three years each.

                                                                EXPIRATION
                                                                 OF TERM         FOR
                                                                ----------       ---
Malcolm J. Delaney..........................................       2001       1,622,224
David Freer, Jr. ...........................................       2001       1,635,638
William A. McKenna, Jr. ....................................       2001       1,635,301

In addition, Messrs. Timothy A. Dempsey, Harry P. Doherty, Joseph R. Ficalora, Michael J. Gagliardi, David F. Holland, Norman W. Sinclair, and Ian D. Smith continue as members of the Board of Directors.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of KPMG Peat Marwick LLP as Independent Auditors of the Fund for the fiscal year ending December 31, 1998. The results of voting for the proposal were 1,637,655 for, 12,238 against, and 4,209 abstaining.

                                     NOTES

                                     M.S.B.
                                   FUND, INC.

                                    OFFICERS

Joseph R. Ficalora
President

Norman W. Sinclair
Second Vice President

Edward E. Sammons, Jr.
Vice President and Secretary

Mark F. Trautman
Vice President

Michael J. Gagliardi
First Vice President

Rodger D. Shay
Vice President and Assistant Secretary

John J. McCabe
Vice President

Jay F. Nusblatt
Treasurer

BOARD OF DIRECTORS

Malcolm J. Delaney

Timothy A. Dempsey

Harry P. Doherty

Joseph R. Ficalora

David Freer, Jr.

Michael J. Gagliardi

David F. Holland

William A. McKenna, Jr.

Norman W. Sinclair

Ian D. Smith

                                  M.S.B.
                                FUND, INC.

M.S.B. FUND, INC.
c/o Shay Financial Services, Inc.
111 East Wacker Drive
Chicago, Illinois 60601
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
111 East Wacker Drive
Chicago, Illinois 60601

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PNC Bank, NA
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
1600 Market Street
Philadelphia, Pennsylvania 19103


                                  M.S.B.
                                FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 1998